Exhibit 10.60

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of December 14, 2021, is made by and among ATHENEX, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto are party to that certain Credit and Guaranty Agreement, dated as of June 19, 2020 (as amended by that certain First Amendment and Limited Waiver to Credit and Guaranty Agreement, dated as of June 3, 2021, and as further amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent.

WHEREAS, the Borrower has requested that the Majority Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1.
Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
SECTION 2.
Amendment to the Loan Agreement. The Credit Agreement is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Credit Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) shall be deemed to be deleted from the text of the Credit Agreement.
SECTION 3.
Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver by the Majority Lenders of the following conditions precedent (the date of such satisfaction or waiver of the following conditions being referred herein as the “Amendment No. 2 Effective Date”):
(a)
Each of the Borrower and the Majority Lenders shall have executed this Amendment and the Administrative Agent shall have received a fully executed copy of this Amendment.
(b)
The representations and warranties of the Borrower set out in Section 4 below shall be true and correct on and as of the Amendment No. 2 Effective Date, except for any representation or warranty expressly stated to be made as of a specific date, in which case such representation or warranty shall be true and correct as of such specific date.
(c)
The Administrative Agent and the Lenders shall have received on or prior to the Amendment No. 2 Effective Date reimbursement or payment of documented costs, fees and expenses incurred by the Administrative Agent and the Lenders (including the reasonable legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment that are required to be reimbursed or paid pursuant to Section 14.03(a) of the Credit Agreement.
SECTION 4.
Representations and Warranties.
(a)
Power and Authority. The Borrower has full power, authority and legal right to enter into and perform its obligations under this Amendment and the other Loan Documents to which it is a party.
(b)
Authorization; Enforceability. The execution of this Amendment and performance hereunder are within the Borrower’s corporate or other organizational powers and have been duly authorized by all necessary corporate or

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other organizational action including, if required, approval by all necessary holders of Equity Interests. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)
Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by the Borrower of the Amendment (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.
(d)
Representations and Warranties. Except as set forth on the Disclosure Letter, dated as of the date hereof, delivered by the Borrower to the Administrative Agent, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of such earlier date.
(e)
No Default or Event of Default. No event has occurred and is continuing or would result after giving effect to this Amendment that would constitute an Event of Default or a Default.
SECTION 5.
Miscellaneous.
(a)
References Within Loan Documents. On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by Section 2 of this Amendment.
(b)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(c)
No Waiver. Except as specifically modified above, (i) the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor, except as provided in Section 2 hereof, shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.
(d)
Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

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(f)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(g)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(h)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

3.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER: ATHENEX, INC.,

a Delaware corporation

By: /s/ Johnson Y.N. Lau

Name: Dr. Johnson Y.N. Lau

Title: Chairman and Chief Executive Officer

[Signatures Continue on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-NGP STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-MINN STRATEGIC CREDIT LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-FORREST MULTI-STRATEGY LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By: Oaktree Huntington-GCF Investment Fund GP, L.P.

Its: General Partner

By: Oaktree Huntingon-GCF Investment Fund GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Authorized Signatory

By: /s/ Brian Price

Name: Brian Price

Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE STRATEGIC INCOME II, INC.

By: Oaktree Fund Advisors, LLC

Its: Investment Advisor

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE SPECIALTY LENDING CORPORATION

By: Oaktree Fund Advisors, LLC

Its: Investment Adviser

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE STRATEGIC INCOME CORPORATION

By: Oaktree Fund Advisors, LLC

Its: Investment Adviser

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Vice President

By: /s/ Brian Price

Name: Brian Price

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

OAKTREE GILEAD INVESTMENT FUND, L.P.

By: Oaktree Gilead Investment Fund GP, L.P.

Its: General Partner

By: Oaktree Fund GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By: /s/ Jessica Dombroff

Name: Jessica Dombroff

Title: Authorized Signatory

By: /s/ Brian Price

Name: Brian Price

Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

Annex A

Conformed Credit Agreement

[See Attached]

commercially reasonable terms that would be obtained in a transaction with a Person that is an unrelated third party.

“Axis Therapeutics” means Axis Therapeutics Limited, a private limited company incorporated under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bailee Letter” means a bailee letter substantially in the form of Exhibit F to the Security Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.” “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BLA” means (i) (x) a biologics license application (as defined in the FD&C Act) to introduce, or deliver for introduction, a biologic product, including vaccines into commerce in the U.S., or any successor application or procedure and (y) any similar application or functional equivalent relating to biologics licensing applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Board” means, with respect to any Person, the board of directors or equivalent management or oversight body of such Person or any committee thereof authorized to act on behalf of such board (or equivalent body).

“Board Observer” has the meaning set forth in Section 8.14(a).

“Borrower” has the meaning set forth in the preamble hereto.

“Borrower Party” has the meaning set forth in Section 14.03(b).

“Borrowing” means the borrowing of the Loans on each Applicable Funding Date.

determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower and (C) on terms and conditions customary for bond hedge transactions in respect of broadly distributed 144A convertible bond transactions as reasonably determined by the Borrower.

“Permitted Axis Advances” means payments by the Borrower or any Subsidiary of any ordinary course, operational costs or expenses of Axis Therapeutics; provided that Axis Therapeutics either prepays such amounts or repays such amounts to Borrower or such Subsidiary on or before the day that is 25 days after the end of each fiscal quarter of the Borrower; provided, further that outstanding Permitted Axis Advances that have not been prepaid or repaid shall not exceed $2,000,000 (or the Equivalent Amount in other currencies) in the aggregate at any time.

“Permitted Cash Equivalent Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any member states of the European Union or any agency or any state thereof having maturities of not more than one (1) year from the date of acquisition, (ii) commercial paper maturing no more than two hundred seventy (270) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than $500,000,000 and (iv) any money market or similar funds that exclusively hold any of the foregoing.

“Permitted Convertible Debt” means unsecured Indebtedness of the Borrower that (i) contains customary conversion rights for broadly distributed 144A convertible bond transactions as of the date of issuance and (ii) is convertible into shares of common stock of the Borrower, cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), or cash in lieu of fractional shares of common stock of the Borrower; provided that any such indebtedness shall (A) mature, and not be subject to mandatory repurchase or redemption (other than in connection with a customary change of control or “fundamental change” provision), at least 180 days after the Maturity Date, (B) have recourse only to the Borrower and (C) not have an all-in-yield greater than 550 basis points as determined in good faith by the Administrative Agent (with any original issue discount equated to interest based on the convertible debt maturity date and excluding any additional or special interest that may become payable from time to time).

“Permitted Cure Securities” means common Equity Interests of the Borrower.

“Permitted Hedging Agreement” means a Hedging Agreement entered into by any Obligor in such Obligor’s Ordinary Course for the purpose of hedging currency risks or interest rate risks (and not for speculative purposes) and (x) with respect to hedging currency risks, in an aggregate notional amount for all such Hedging Agreements not in excess of $10,000,000 (or the Equivalent Amount in other currencies) and (y) with respect to hedging interest rate risks, in an percentage) between (i) the Revenue for such fiscal quarter and (ii) the Target Revenue for such fiscal quarter.

“Royalty Interest Financing” means any sale of, or other financing transaction based on, revenues and other proceeds arising out of or relating to Oral Paclitaxel and related Intellectual Property, that is secured by Liens on (i) proceeds resulting from sales of Oral Paclitaxel in an amount not exceeding 5% of such proceeds and (ii) subject to Section 12.13, the Intellectual Property, Accounts (as defined in the UCC), payment intangibles arising therefrom and Proceeds (as defined in the UCC) thereof relating to Oral Paclitaxel, and which are subject to a Permitted Intercreditor Agreement.

“Sanction” means any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, Her Majesty’s Treasury or other relevant sanctions authority where the Borrower is located or conducts business.

“Second Amendment Effective Date” means December 14, 2021.

“Secured Parties” means the Lenders, the Administrative Agent and any of their respective permitted transferees or assigns.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, delivered pursuant to Section 6.01(h), among the Obligors and the Administrative Agent, granting a security interest in the Obligors’ personal property in favor of the Administrative Agent, for the benefit of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties for purposes of securing the Obligations.

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the Closing Date and substantially in the form of Exhibit C, D and E to the Security Agreement, entered into by one or more Obligors in favor of the Secured Parties, each in form and substance satisfactory to the Administrative Agent (and as amended, modified or replaced from time to time).

“Solvent” means, as to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and any Obligor, any of their respective suppliers agents, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities; and (iv) without limiting the foregoing, (A) (1) there have been no material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, undertaken or issued by any Obligor or any of its Subsidiaries, whether voluntary, at the request, demand or order of any Regulatory Authority or otherwise, with respect to any Product, any Product Commercialization and Development Activities or any Product Authorization within the last two (2) years, (2) no such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like has been requested, demanded or ordered by any Regulatory Authority within the last two (2) years, and, to the knowledge of any Obligor, there is no basis in fact for the issuance of any such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like with respect to any Product or any Product Commercialization and Development Activities, and (B) no criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Regulatory Authority within the last two (2) years with respect to or in connection with any Product or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to any Product or any Product Commercialization and Development Activities, and, to the knowledge of each Obligor, there is no basis in fact for the commencement of any criminal injunctive, seizure, detention or civil penalty action by any Regulatory Authority relating to any Product or any Product Commercialization and Development Activities or for the issuance of any consent decree. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities, who has been debarred from any federal healthcare program.

7.19 Transactions with Affiliates. Except as set forth on Schedule 7.19 or permitted by Section 9.10, no Obligor nor any of its Subsidiaries has entered into, renewed, extended or been a part to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate.

7.20 OFAC; Anti-Terrorism Laws.

(a) Neither the Borrower nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the Anti‑Terrorism Laws.

(b) Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who is now or was then the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. No Loan, nor the proceeds from any Loan, has been or will be used, directly or, to the knowledge of the Borrower, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated the Oaktree Lender, be replaced by a designee of the Oaktree Lender that is reasonably acceptable to the Borrower.

8.15 [Reserved].

8.16 Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc.. With respect to the Products and all Product Commercialization and Development Activities, such Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to, (i) maintain in full force and effect all Regulatory Approvals, Material Agreements, Material Intellectual Property and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the operations of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect, (ii) maintain in full force and effect, and pay all costs and expenses relating to, such Regulatory Approvals, Material Agreements and Material Intellectual Property owned, used or controlled by such Obligor or any such Subsidiary that are used in or necessary for any related Product Commercialization and Development Activities, except as would not be reasonably expected to have a Material Adverse Effect, (iii) promptly after obtaining knowledge thereof, notify the Administrative Agent of any infringement or other violation by any Person of such Obligor’s or any such Subsidiaries’ Material Intellectual Property, and use commercially reasonable efforts to stop, curtail or abate such infringement if determined appropriate by the Borrower in the exercise of its business judgment and (iv) promptly after obtaining knowledge thereof, notify the Administrative Agent of any Claim by any Person that the conduct of the business of any Obligor or any of its Subsidiaries, including in connection with any Product Commercialization and Development Activities, has infringed upon any Intellectual Property of such Person, where such Claim could reasonably be expected to have a Material Adverse Effect.

8.17 ERISA Compliance. Such Obligor shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Plans to which such Obligor or such Subsidiary is a party as an employer in all material respects.

8.18 Cash Management. Such Obligor shall, and shall cause each of its Subsidiaries to:

(a) maintain at all times after the Account Control Agreement Completion Date both (i) an aggregate amount of cash of the Borrower and its Subsidiaries at least equal to the Minimum Liquidity Amount and (ii) no less than 70% of the aggregate amount of cash of the Borrower and its Subsidiaries (excluding any cash held by Axis Therapeutics, and deeming any cash paid pursuant to the ~~XHP~~XPH License Agreement being held in China that is due to be repatriated to the United States as cash held in a deposit account in the U.S. subject to the Administrative Agent’s control solely to the extent (A) the amount of such deemed cash does not exceed at any time 10% of such aggregate amount, (B) the Borrower or one of its Subsidiaries is diligently pursuing any necessary or advisable applications with relevant Governmental Authorities to enable the repatriation of the funds to the United States, as evidenced to the reasonable satisfaction of the Administrative Agent and (C) such cash is repatriated to the United States within 20 Business Days of the receipt thereof), in each case, in deposit accounts, disbursement accounts, investment accounts (and other similar accounts) and lockboxes with a bank or financial institution within the U.S. which, subject to Section 8.19(a), permitted pursuant to Section 9.01(s), casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims;

(r) Indebtedness arising in connection with the financing of insurance premiums in the ordinary course of business;

(s) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations arising in the ordinary course of business;

(t) Indebtedness in respect of netting services, overdraft protections, business credit cards, purchasing cards, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services;

(u) Indebtedness in respect of Investments permitted pursuant to Section 9.05(o);

(v) purchase price adjustments, indemnity payments and other Deferred Acquisition Consideration in connection with any Permitted Acquisition, in each case that are permitted pursuant to the definition of “Permitted Acquisition”;

(w) Permitted Refinancings of any items of Permitted Indebtedness (a) through (v) above; and

(x) Permitted Warrant Transactions that constitute Indebtedness.

Notwithstanding anything in this Agreement to the contrary, from and after the Second Amendment Effective Date, each Obligor will not, and will not permit any of its Subsidiaries to, create, incur or assume any additional Indebtedness of Axis Therapeutics or any of its Subsidiaries owing to any Obligor or any of its Subsidiaries, other than Permitted Axis Advances.

9.02 Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property now owned by it or such Subsidiary, except:

(a) Liens securing the Obligations;

(b) any Lien on any property or asset of such Obligor or any of its Subsidiaries existing on the date hereof and set forth on Schedule 7.13(b) and renewals and extensions thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien; provided that (i) no such Lien (including any renewal or extension thereof) shall extend to any other property or asset of such Obligor or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and renewals, extensions and replacements thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien that do not increase the outstanding principal amount thereof;

(m) Investments of any Person in existence at the time such Person becomes a Subsidiary; provided such Investment was not made in connection with or anticipation of such Person becoming a Subsidiary and any modification, replacement, renewal or extension thereof; and

(n) Investments permitted under Section 9.03; and

(o) Investments consisting of cash payments due to the Borrower in connection with the XPH License Agreement being held by a Subsidiary of the Borrower that is not an Obligor subject to the conditions specified in Section 8.18(a)(i)(B) and (C).

Notwithstanding anything in this Agreement to the contrary, (i) the Borrower shall not, and shall not permit any of its Subsidiaries to (x) directly or indirectly transfer, by means of contribution, sale, assignment, lease or sublease, license or sublicense, or other disposition (which in the case of leasehold interests set forth in clause (iii) of the definition of Specified Assets, to the extent such disposition is voluntary) of any kind, any Material Intellectual Property or any Specified Asset held by the Borrower or any other Obligor to any Person other than the Borrower or a Subsidiary Guarantor, pursuant to Permitted Licenses or as permitted pursuant to Section 9.09(g), (m) or (n) or (y) permit any Person other than the Borrower or a Subsidiary Guarantor to hold any interest in such Material Intellectual Property or any Specified Asset (other than (A) pursuant to non-exclusive intercompany licenses or Permitted Licenses, (B) any Material Intellectual Property or Specified Asset held by a Subsidiary that is not an Obligor on the Closing Date or (C) as permitted by Section 9.10(g) or (n)), ~~and~~ (ii) no Material Intellectual Property or Specified Asset held by the Borrower or a Subsidiary Guarantor shall be contributed as an Investment to any Subsidiary other than a Subsidiary Guarantor (other than Permitted Licenses)~~.~~ and (iii) from and after the Second Amendment Effective Date, each Obligor shall not, and shall not permit any of its Subsidiaries to, make, directly or indirectly, any additional Investments in Axis Therapeutics or any of its Subsidiaries, other than Permitted Axis Advances.

9.06 Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that the following Restricted Payments shall be permitted so long as no Event of Default has occurred and is continuing or could reasonably be expected to occur or result from such Restricted Payment:

(a) dividends with respect to the Borrower’s Equity Interests payable solely in shares of its Qualified Equity Interests (or the equivalent thereof);

(b) the Borrower’s purchase, redemption, retirement, or other acquisition of shares of its Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its Qualified Equity Interests;

(c) dividends paid by any Subsidiary to any Obligor;

proceeds of such Asset Sale are utilized to repay or prepay, in whole or in part, Indebtedness under and in accordance with this Agreement and the other Loan Documents;

(m) dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights (other than Material Intellectual Property) which, in the reasonable good faith determination of Borrower, are not material to the conduct of the business of the Obligors and the Subsidiaries; and

(n) any sublease or manufacturing agreement with respect to the manufacturing facility of the Borrower located in Dunkirk that is an Arm’s-Length Transaction and does not exceed 50% of the capacity of the facility.

9.10 Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction to sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, unless such arrangement or transaction (i) is an Arm’s-Length Transaction, (ii) is of the kind which would be entered into by a prudent Person in the position of the Borrower with another Person that is not an Affiliate, (iii) is between or among (x) one or more Obligors, on the one hand, and, on the other hand, one or more Obligors, (y) one or more Subsidiaries of the Obligors that are not Obligors, on the one hand, and, on the other hand, one or more Subsidiaries of the Obligors that are not Obligors and (z) one or more Obligors or their Subsidiaries that are not Obligors, on the one hand, and, on the other hand, one or more Obligors or their Subsidiaries that are Obligors (provided that, with respect to clause (z) only, the terms thereof are no less favorable than those that would be obtained in a comparable arm’s-length transaction with a non-affiliated Person), (iv) is permitted under Section 9.01, 9.03, 9.05, 9.06, 9.07 or 9.09, (v) constitutes customary compensation and indemnification of, and other employment arrangements with, directors, officers, and employees of any Obligor or its Subsidiaries in the ordinary course of business, (vi) constitutes payment of customary fees, reimbursement of expenses, and payment of indemnification to officers and directors and customary payment of insurance premiums on behalf of officers and directors by the Obligors or their Subsidiaries, in each case, in the ordinary course of business ~~and~~, (vii) constitutes a Permitted Axis Advance, and (viii) are the transactions set forth on Schedule 7.19.

9.11 Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by applicable Laws or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) limitations associated with Permitted Liens or any document or instrument governing any Permitted Lien, (iv) any documentation governing Indebtedness referenced in clauses (l), (n) or (p) of Section 9.01 (or any Permitted Refinancing thereof), (v) customary provisions in leases, Permitted Licenses and other Contracts restricting the assignment thereof or restricting the assignment or sublease or sublicense of the property leased, licensed or otherwise the subject thereof; (vi) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person